UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 7, 2007	0-7928

Date of Report	Commission File Number
(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	11-2139466

(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

68 South Service Road, Suite 230
Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 8, 2007, Comtech Telecommunications Corp. (the “Company”) issued a press release announcing its results of operations for its second quarter ended January 31, 2007.

A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 2.02 (including the exhibit hereto) relating to this announcement shall not be deemed filed under the Securities and Exchange Commission’s rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 5.02 (d)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2007, the Board of Directors of the Company unanimously appointed Robert G. Paul as a Director and member of the Audit Committee. In connection with Mr. Paul’s appointment, the Board of Directors increased the size of the Board to six members. As a director who is not an employee of the Company, Mr. Paul is entitled to receive an annual retainer of $37,500 and, under the Company’s 2000 Stock Incentive Plan, an option grant to purchase: (i) 4,500 shares of Common Stock as of the date he begins service on the Board and (ii) 12,500 shares of Common Stock on each August 1st. The exercise price of all such options is equal to the stock’s fair market value on the date of grant. The options expire five years after the date of grant, and become exercisable as to 25% of the underlying shares on the first and second anniversaries of the date of grant and as to the remaining 50% of the underlying shares on the third anniversary of the date of grant, subject to accelerated vesting upon death of the director or a change in control.

Item 5.02 (e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2007, the Board of Directors approved and authorized the Company to enter into agreements with each of its non-employee directors, its principal executive officer, principal financial officer, other named executive officers and other corporate officers, pursuant to which the directors and such officers shall be entitled to be indemnified by the Company, to the extent permitted by the General Corporation Law of the State of Delaware, against liabilities incurred in the performance of their duties, subject to certain exceptions. The foregoing description of such agreements does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Indemnification Agreement
99.1	Press Release, dated March 8, 2007, reporting the financial results of the Company for its fiscal 2007 second quarter (furnished and not filed herewith solely pursuant to Item 2.02).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Dated: March 8, 2007
By: /s/ Michael D. Porcelain

Name: Michael D. Porcelain
Title: Senior Vice President and
Chief Financial Officer